EXHIBIT 99.1
SHOCKWAVE MEDICAL APPOINTS RENEE GAETA AS CHIEF FINANCIAL OFFICER

SANTA CLARA, Calif., Jan. 29, 2024 -- Shockwave Medical, Inc. (NASDAQ: SWAV), a pioneer in the development and commercialization of transformational technologies for the treatment of cardiovascular disease, announced today the appointment of Renee Gaeta as Chief Financial Officer (CFO), effective February 5, 2024. Renee succeeds Dan Puckett, CFO at Shockwave since 2016, who previously announced his decision to retire.

“Renee is a highly skilled and accomplished executive with a proven track record in the medical device and healthcare industries,” said Doug Godshall, Chief Executive Officer at Shockwave. “I am thrilled to welcome Renee to Shockwave and look forward to partnering with her through our next phase of growth and profitability. I would also like to thank Dan Puckett for his exemplary leadership and outsized contribution to the success of Shockwave. Though Dan will be missed, fortunately he will continue to work with us in a consulting capacity.”

Renee most recently served as CFO at Eko Health where she led both the finance and human resources teams as the organization grew its digital cardiopulmonary care platform. She has also served as a member of the board of directors and the audit committee of Candel Therapeutics since August 2022. Prior to Eko Health, Renee was CFO and a member of the executive team at Establishment Labs Holdings, Inc. where she played a key role in the company’s successful initial public offering and the growth of the global business. Renee received her Bachelor of Science, cum laude, in accounting from Loyola Marymount University and is a Certified Public Accountant in the State of California.

“Shockwave is one of the most exciting and innovative companies in the medical technology industry and it is an honor to be joining the company at such a pivotal time in its growth,” said Renee. “The progress Shockwave has made in establishing IVL as a standard of care while also strategically expanding the business to help patients is inspiring. I am thrilled to be part of the team and the mission to transform treatment paradigms for poorly served patient populations with breakthrough technologies.”

About Shockwave Medical, Inc.

Shockwave Medical is a leader in the development and commercialization of innovative products that are transforming the treatment of cardiovascular disease. Its first-of-its-kind Intravascular Lithotripsy (IVL) technology has transformed the treatment of atherosclerotic cardiovascular disease by safely using sonic pressure waves to disrupt challenging calcified plaque, resulting in significantly improved patient outcomes. Shockwave has also recently acquired the Reducer, which is under clinical investigation in the United States and is CE

Marked in Europe. By redistributing blood flow within the heart, the Reducer is designed to provide relief to the millions of patients worldwide suffering from refractory angina. Learn more at www.shockwavemedical.com.
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Media Contact:
Scott Shadiow
+1.317.432.9210
sshadiow@shockwavemedical.com

Investor Contact:
Debbie Kaster
dkaster@shockwavemedical.com